Fees Summary	Sep. 25, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 394,335,000.00
Previously Paid Amount	0.00
Total Fee Amount	58,203.85
Total Offset Amount	0.00
Net Fee	$ 58,203.85
Final Prospectus	false